Exhibit 99.1

Daseke, Inc. – Consolidating the Flatbed & Specialized Logistics Market Acquisition Conference Call December 6th, 2017

Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Projected financial information are forward-looking statements. Forward-looking statements, including those with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Daseke, are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic risks (such as downturns in customers’ business cycles and disruptions in capital and credit markets), driver shortages and increases in driver compensation or owner-operator contracted rates, loss of senior management or key operating personnel, Daseke’s ability to recognize the anticipated benefits of recent acquisitions, Daseke’s ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, Daseke’s ability to generate sufficient cash to service all of its indebtedness, restrictions in Daseke’s existing and future debt agreements, increases in interest rates, the impact of governmental regulations and other governmental actions related to Daseke and its operations, litigation and governmental proceedings, and insurance and claims expenses. For additional information regarding known material factors that could cause actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Hennessy Capital Acquisition Corp. II’s definitive proxy statement dated February 6, 2017, particularly the section “Risk Factors—Risk Factors Relating to Daseke’s Business and Industry,” and Daseke’s Current Report on Form 8-K/A, filed with the SEC on March 16, 2017 and amended on May 4, 2017. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Daseke undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Acquisitions Daseke has a long history of, and intends to continue, acquiring strategic and complementary flatbed and specialized trucking companies. Negotiations and discussions with potential target companies are an integral part of the Company’s operations. These negotiations and discussions can be in varying stages from infancy to very mature. Therefore, investors in Daseke’s stock should assume the Company is always evaluating, negotiating and performing diligence on potential acquisitions. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA and Adjusted EBITDAR. Daseke defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, including other fees and charges associated with indebtedness, net of interest income, (iii) income taxes, (iv) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments and financing fees and expenses), (v) stock based compensation, (vi) non-cash impairments, (vii) losses (gains) on sales of defective revenue equipment out of the normal replacement cycle, (viii) impairments related to defective revenue equipment sold out of the normal replacement cycle, (ix) withdrawn initial public offering-related expenses, and (x) expenses related to the business combination that was consummated in February 2017 and related transactions. Adjusted EBITDAR is defined as Adjusted EBITDA plus tractor operating lease charges. You can find the reconciliation of these measures to net income (loss), the nearest comparable GAAP measure, elsewhere in the appendix of this presentation. We have not reconciled non-GAAP forward-looking measures to their corresponding GAAP measures because certain items that impact these measures are unavailable or cannot be reasonably predicted without unreasonable efforts. Daseke’s board of directors and executive management team use Adjusted EBITDA and Adjusted EBITDAR as key measures of its performance and for business planning. Adjusted EBITDA and Adjusted EBITDAR assist them in comparing Daseke’s operating performance over various reporting periods on a consistent basis because they remove from Daseke’s operating results the impact of items that, in their opinion, do not reflect Daseke’s core operating performance. Adjusted EBITDA and Adjusted EBITDAR also allow Daseke to more effectively evaluate its operating performance by allowing it to compare the results of operations against its peers without regard to its or its peers’ financing method or capital structure. Adjusted EBITDAR is used to view operating results before lease charges as these charges can vary widely among trucking companies due to differences in the way that trucking companies finance their fleet acquisitions. Daseke’s management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP and instead relies primarily on Daseke’s GAAP results and uses non-GAAP measures supplementally. Daseke believes its presentation of Adjusted EBITDA and Adjusted EBITDAR is useful because they provide investors and industry analysts the same information that Daseke uses internally for purposes of assessing its core operating performance. However, Adjusted EBITDA and Adjusted EBITDAR are not substitutes for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures such as Adjusted EBITDA and Adjusted EBITDAR. Certain items excluded from Adjusted EBITDA and Adjusted EBITDAR are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. Adjusted EBITDA and Adjusted EBITDAR should not be considered measures of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Other companies in Daseke’s industry may define these non-GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non-GAAP measures to compare the performance of those companies to Daseke’s performance. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information. Important Disclaimers

Proven Management Team Scott Wheeler Executive Vice President and CFO Don Daseke Chairman, President, and CEO Angie Moss Chief Accounting Officer and Senior Vice President Derek Blount Senior Vice President John Michell Vice President of Finance Soumit Roy General Counsel Greg Hirsch Senior Vice President Operating Division Presidents Have an Average of 25 Years of Experience at their Companies

Today We Will Discuss Three Companies Joined Daseke Strategic Nature of Transactions Run Rate $1.2B / $140M (1) 2017 Pro Forma Adjusted EBITDA will be calculated by adding Daseke’s actual Adjusted EBITDA for 2017 and the Adjusted EBITDA of any acquired business during 2017 for the period beginning on January, 1 2017 and ending on the acquisition date. Based on the acquired companies internal financial statements for periods prior to acquisition and Daseke, Inc. consolidated financial statements for the four quarters ended September 30, 2017

BUILDING NORTH AMERICA’S Premier Flatbed & Specialized Logistics Provider

Dec. 1st Acquisitions

Tennessee Steel Haulers & Co. Acquisition Highlights Founded in 1976 Headquarters: Nashville, TN Additive Capability: Additive markets, steel, building materials 100% Asset Light Operations 1,100 Owner Operators Presence: East Coast, Southeast 2nd generation leadership

Roadmaster Group Acquisition Highlights Tri-State Founded in 1930’s Headquarters: Phoenix, AZ Capability: Market Leader in High Security Cargo Team Driver Focus Turn around success story with Tri-State Management team includes backgrounds with Swift, Knight & private equity

Moore Freight Services Acquisition Highlights Founded in 2001 Headquarters: Mascot, TN New Capability: Commercial Sheet Glass carrier One of the three largest glass providers Geographic Capability: Midwest, East Coast & Canada

Strategic Nature of Transactions Flatbed & Owner Operators High Security Cargo Commercial Glass

Flatbed & Owner Operators Flatbed Highly desirable market Synergies: Equipment, Customers & Operations End Market Flexibility Owner Operators / Asset Light Low Driver Turnover Minimal Capex Lower Fixed Costs

High Security Cargo Significant Opportunity Highly Desirable Market/Niche Organic and M&A Growth Opportunities Synergies with R&R End Market Characteristics Stable Demand with Lower Seasonality High Margin High Barriers to Entry Required Skills Team Drivers Security Clearance Approved Terminals

Commercial Glass Market Niche Market With a Strong Margin Profile Limited Number of Providers Loading and Unloading Expertise and Equipment Synergies with Existing Glass Operations Non-Residential Construction Spending Source: U.S. Bureau of the Census American Institute of Architects Source: Technavio report on the global flat glass market from 2017-2021. via Business Wires Glass Market Construction & Architectural Automotive Other

Acquisition Impact Overview

How this Transforms Daseke Size & Scale Largest Flatbed/Specialized Customer Diversification Strategic Relationships Asset Light Lower Capex Lower Fixed Cost Greater Operating Flexibility End Markets Flatbed High Security Cargo Commercial Glass Synergies Growth Management Team With Tuck-in Track Record New Opportunities Size & Scale End Markets Asset Light New Opportunities Growth

Low Risk Assimilation Deepest Management Team in Open Deck Retain Management Team Integration Plan Long Term Customer Relationships Commitment to Safety HQ Oversight & Controls Joining Daseke is Not an Exit for the Company; it is an Evolution to a Scalable Platform Continuity of Management Integration/Onboarding Process Retention of Drivers Long Term Customer Relationships Low Risk

Transactions Overview

Dec 1. Additions to Daseke Dec 1. Acquisition Highlights TTM 9/30/17 combined estimated Revenue of $320 million (1) and Adjusted EBITDA $37 million (1)(2) Approximately 70% asset-light or logistics revenues (1) Aggregate Consideration of approximately $270 million including $53 million in stock Total shares issued for the three December 1st transactions of approximately 4.23 million Estimated Cash Pro Forma for the transaction is $85m. Unfunded $70m Revolving Line of Credit Net Leverage estimated to be 3.85x(4) Based on the acquired companies’ internally prepared financial statements. Does not give effect to synergies. Net income of $12.7 million plus: depreciation and amortization expense of $20.7 million, interest expense of $2.8 million, and provision for income tax of $0.9 million result in TTM Adjusted EBITDA of $37.1 million. Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the TTM 9/30/2017 Adjusted EBITDA of the acquired companies. Net Leverage is calculated using Total Debt less Cash divided by the Pro Form Adjusted EBITDA by adding Daseke’s actual Adjusted EBITDA for TTM period ending 9/30/2017 and the Adjusted EBITDA of any acquired business during 2017 for the period beginning twelve months prior to the acquisition date. Based on the acquired companies internal financial statements for periods prior to acquisition.

2017 Acquisitions Multiple Un-Adjusted YTD Multiple (2) 6.5x Adj. YTD Multiple Annualized for the 6 month period post the May 2017 integration of Tri-state at Roadmaster Prior YTD Multiple (1) 5.4x Adjusted YTD Multiple (3) 5.9x For Big Freight, Schilli, Steelman, and R&R the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending the month prior to acquisition of each company in 2017. For Big Freight, Schilli, Steelman, and R&R the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending the month prior to acquisition of each company in 2017. For the TSH, Roadmaster, and Moore the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending 9/30/2017. For Big Freight, Schilli, Steelman, and R&R the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending the month prior to acquisition of each company in 2017. For the TSH, and Moore the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending 9/30/2017. For the Roadmaster the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the annualized 6 month Adjusted EBITDA period post the May 2017 integration of Tri-state at Roadmaster.

Dec. 1 Acquisitions Multiple Significant Asset Light Characteristics Lower Capital Expenditures Revenue and Operating Synergies Higher Multiple for Specific Transaction Meaningful Growth Opportunities (Organic & M&A) Incremental Management Capabilities

Companies that Joined Daseke in 2017



SCHILLI

BIGFREIGHT Systems Inc.

STEELMAN TRANSPORTATION

AATCO R & R NEI Trucking, Inc.

Moore Freight Service Inc.

roadmaster group THE RIGHT WAY

TSH & CO. TENNESSEE STEEL HAULERS / ALABAMA CARRIERS / FLEET MOVERS

2017 YTD Acquisition Highlights

- 2017 TTM combined estimated Revenue of $1.2 billion (1) and Adjusted EBITDA $140.5 million (1)(2)
- 5m Earn Out shares likely achieved
- Average purchase multiple of 5.9x 2017 TTM Adjusted EBITDA(1)(3)
- Including all 2017 acquisitions year to date, Daseke now operates over 5,200 tractors, 11,000 trailers and 1.2 million square feet of warehouse space to facilitate industrial logistics and distribution services

(1) Based on the acquired companies' internally prepared financial statements. Does not give effect to synergies.
(2) Net loss of $9.4 million plus: depreciation and amortization expense of $106.2 million, interest expense of $35.1 million, stock compensation expense of $1.2 million, acquisition-related transaction expenses of $2.9 million, impairment charges of $0.8 million, merger transactions expenses of $5.2 million, less provision for income tax of $1.5 million results in TTM 9/30/2017 Adjusted EBITDA of $140.5 million.
(3) For Big Freight, Schilli, Steelman, and R&R the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending the month prior to acquisition of each company in 2017. For the TSH, and Moore the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending 9/30/2017. For the Roadmaster the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the annualized 6 month Adjusted EBITDA period post the May 2017 integration of Tri-state at Roadmaster.

20

DASEKE

End Markets & Customers Sector Top Customer(s) Metals Industrial Products High Security Cargo Aerospace Blue-Chip Customer Base (Top 10) (1) Diversified by End Market (1) Daseke Pro Forma 2016 Building Products Estimated based on the acquired companies’ internally prepared financial statements. Metals , 26% Building Materials , 16% Heavy Machinery/Energy , 16% Other , 11% High Security Cargo , 11% 5% 4% 4% 3% 3% 1% Metals Building Materials Heavy Machinery/Energy Other High Security Cargo Lumber Aircraft Parts Glass Concrete Products Power Sports PVC Products

Executive Summary Focus on Long-Term Value Generation Largest Flatbed & Specialized Provider On Track for 2017 & 2018 Goals Balanced Asset Right Model

Questions Conclusion

Appendix

2017 Acquisitions Multiple Un- Adjusted 12/01 Multiple (2) 7.3x Prior YTD Multiple (1) 5.4x Un- Adjusted 2017 Multiple (1)(2) 6.5x For Big Freight, Schilli, Steelman, and R&R the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending the month prior to acquisition of each company in 2017. For the TSH, Roadmaster, and Moore the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending 9/30/2017. Big Freight Schilli Steelman R&R TSH Roadmaster Moore Big Freight Schilli Steelman R&R TSH Roadmaster Moore

2017 Acquisitions Multiple

Prior YTD Multiple (1)	Adj. 12/01 Multiple (2)	Adj. YTD Multiple (1)(2)
5.4x	6.3x	5.9x
Big Freight Schilli Steelman R&R	TSH Roadmaster Moore	Big Freight Schilli Steelman R&R TSH Roadmaster Moore

<u>Adj. YTD Multiple</u>

- Annualized for the 6 month period post the May 2017 integration of Tri-state at Roadmaster

(1)For Big Freight, Schilli, Steelman, and R&R the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending the month prior to acquisition of each company in 2017.
(2)For the TSH, and Moore the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the Adjusted EBITDA for the TTM period ending 9/30/2017. For the Roadmaster the Average Purchase Multiple is calculated on the basis of the sum of cash consideration, stock consideration and the debt assumed divided by the annualized 6 month Adjusted EBITDA period post the May 2017 integration of Tri-state at Roadmaster.

26

DASEKE

Capitalization Snapshot as of December 1, 2017 Common Stock Equivalent (1) (in millions) Common Shares 48.7 Warrants(2) 2.0 Convertible Preferred(3) 5.7 Max Earnout Shares for 2017(4) 5.0 Employee Stock Options and RSUs(5) 1.1 Fully Diluted Shares 62.5 (1) Capitalization data based on securities outstanding as of December 4, 2017. (2) Based on treasury stock method with a stock price of $12.99 as of December 4, 2017. Each warrant represents half a share and on a share equivalent basis has a weighted average exercise price of $11.50. (3) Based on $65 million outstanding Series A Convertible Preferred as of December 4, 2017 with a conversion price of $11.50. (4) 2017 pro forma Adjusted EBITDA will be calculated by adding Daseke’s actual Adjusted EBITDA in 2017 and the Adjusted EBITDA of any acquired business during 2017 for the period beginning on January 1, 2017 and ending on the acquisition date (5) Based on treasury stock method for 1.5 million Director and Employee Stock options at a weighted average exercise price of $10.16, with a stock price of $12.99 as of December 4, 2017; and the shares to be issued for RSUs of 0.8 million.

Available Capital after December 1, 2017 acquisitions: $85 million of cash on the balance sheet $70 million undrawn revolving line of credit Capital to Support Growth

Reconciliation of Net Income to Adjusted EBITDA ($ in thousands) 2009 2016 Net income (loss) $ (381) $ (12,279) Depreciation and amortization 4,132 67,500 Interest income - (44) Interest expense 2,751 23,124 Provision for income taxes (47) 163 Acquisition-related transaction expenses - 296 Impairment - 2,005 Withdrawn initial public offering-related expenses - 3,051 - - 3,516 908 Transaction expenses Other Adjusted EBITDA $ 6,455 $ 88,240 Year Ended December 31, Adjusted EBITDA Reconciliation

Reconciliation of Net Income to Pro Forma Adjusted EBITDA Pro Forma Adjusted EBITDA ($ in thousands) TTM Ended 9/30/2017 Net loss (9,459) Depreciation/amortization 106,241 Net Interest expense 35,140 Income taxes (1,548) Stock compensation 1,202 Acquisition-related transaction expenses 2,862 Impairment 810 Merger transaction expenses 5,206 Adjusted EBITDA 140,454